Summary Prospectus
March 1, 2019
The Hartford Floating Rate High Income Fund
Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F
HFHAX	HFHCX	HFHIX	HFHRX	HFHSX	HFHTX	HFHYX	HFHFX
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, reports to shareholders, and other information about the Fund, including the Fund's daily net asset value, online at www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund's prospectus and statement of additional information dated March 1, 2019, each as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund's statement of additional information may be obtained, free of charge, in the same manner as the Fund's prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-888-843-7824. Your election to receive reports in paper will apply to all Hartford Funds held in your account if you invest through your financial intermediary or directly with the Fund.
If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

Investment Objective. The Fund seeks to provide high current income, and long-term total return.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Hartford mutual funds or 529 plans administered by Hartford Funds Management Company, LLC. More information about these and other discounts is available from your financial professional and in the “How Sales Charges Are Calculated” section beginning on page 124 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 153 of the Fund’s statement of additional information. Descriptions of any financial intermediary specific sales charge waivers and discounts are set forth in Appendix A to the statutory prospectus. In addition, the table and examples below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class I, Class Y, or Class F shares.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	C	I	R3	R4	R5	Y	F
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	C	I	R3	R4	R5	Y	F
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None
Other expenses(2)	0.19%	0.18%	0.16%	0.30%	0.25%	0.19%	0.19%	0.08%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses(3)	1.15%	1.89%	0.87%	1.51%	1.21%	0.90%	0.90%	0.79%
Fee waiver and/or expense reimbursement(4)	0.09%	0.08%	0.06%	0.15%	0.15%	0.14%	0.11%	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(4)	1.06%	1.81%	0.81%	1.36%	1.06%	0.76%	0.79%	0.76%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
"Other expenses” for Class Y have been restated to reflect estimated amounts in connection with the new transfer agency fee effective May 1, 2019.

(3)
"Total annual fund operating expenses" do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table for the applicable period also does not reflect the restated "Other expenses" for Class Y.

(4)
Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.05% (Class A), 1.80% (Class C), 0.80% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.75% (Class R5), 0.78% (Class Y), and 0.75% (Class F). This contractual arrangement will remain in effect until February 29, 2020 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$405	$646	$906	$1,648
C	$284	$586	$1,014	$2,205
I	$83	$272	$476	$1,067
R3	$138	$462	$810	$1,789
R4	$108	$369	$651	$1,453
R5	$78	$273	$485	$1,095
Y	$81	$276	$488	$1,098
F	$78	$249	$436	$975
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$405	$646	$906	$1,648
C	$184	$586	$1,014	$2,205
I	$83	$272	$476	$1,067
R3	$138	$462	$810	$1,789
R4	$108	$369	$651	$1,453
R5	$78	$273	$485	$1,095
Y	$81	$276	$488	$1,098
F	$78	$249	$436	$975
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.
Principal Investment Strategy. The Fund will invest in floating rate loans, floating rate debt securities and investments that are the economic equivalent of floating rate investments to effectively enable the Fund to achieve a floating rate of income. In order to seek a higher current income, the Fund will invest in high yield fixed-rate bonds (also referred to as “junk bonds”). Under normal circumstances, at least 80% of the Fund’s assets will be invested in a portfolio of: (i) below-investment grade variable or floating rate loans (“Floating Rate Loans”) and floating rate securities; (ii) high yield fixed-rate loans or debt securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed-rate interest payments into floating-rate interest payments; and (iii) fixed-rate instruments with a duration of less than or equal to one year, including money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The Fund normally invests primarily in interests in senior Floating Rate Loans (that are either secured or unsecured) and floating rate securities. The Fund may invest in securities of any maturity or duration. The Fund may invest up to 100% of its net assets in below-investment grade debt securities. Additionally, the Fund may invest up to 40% of its net assets in loans of foreign borrowers and debt securities of foreign issuers, and up to 25% of its net assets in foreign loans or debt securities that are denominated in a foreign currency. The Fund may use foreign currency swaps, foreign currency futures contracts, and forward currency exchange contracts to attempt to mitigate the effects of foreign currency fluctuations and, at a minimum, will use foreign currency swaps, foreign currency futures contracts, and foreign currency exchange contracts to effectively limit non-U.S. currency exposure to 10% of the Fund’s net assets. The extent to which the Fund will invest in loans of foreign borrowers and securities of foreign issuers depends upon the view of the sub-adviser, Wellington Management Company LLP (“Wellington Management”), of the global loan market, and the allocation to such loans and securities may fluctuate over time. The Fund may invest up to 20% of its net assets in fixed-rate loans and debt securities without entering into an interest rate swap. The Fund may invest in “Rule 144A” securities, which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.
The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. While the Fund may invest in Floating Rate Loans that are unsecured, senior Floating Rate Loans typically hold a senior position in the capital structure of a business entity (“Borrower”), and typically are secured by a lien on specific collateral that is senior to claims by subordinated debtholders and stockholders of the Borrower. The Fund may purchase second lien loans, and other subordinated or unsecured loans and debt securities.
In order to manage the Fund’s interest rate risk, the Fund may use interest rate swaps. The extent to which the Fund will use interest rate swaps depends on Wellington Management’s view of the interest rate environment and general market conditions. Generally, if Wellington Management expects interest rates to rise, the Fund may buy interest rate swaps to hedge the portion of its assets invested in fixed-rate debt securities.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Loans and Loan Participations Risk −Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans the Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.
Many loans are subject to restrictions on resale (thus affecting their liquidity) and may be difficult to value. As a result, the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Loans and loan participations typically have extended settlement periods (generally greater than 7 days). Extended settlement periods during significant Fund redemption activity could potentially cause short-term liquidity demands within the Fund. In seeking to meet liquidity demands, the Fund could be forced to sell investments at unfavorable prices, borrow money (at a cost to the Fund) or effect short settlements when possible. The Fund’s actions in this regard may not be successful. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).
The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
Loan interests may not be considered “securities,” and purchasers, such as the Fund, may not, therefore, be entitled to rely on the anti-fraud protections of the federal securities laws. The Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
Liquidity Risk −The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
High Yield Investments Risk −High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Counterparty Risk −The risk that the counterparty in a transaction by the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk −Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Forward Currency Contracts Risk −A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled. The Fund’s gains from its positions in forward foreign currency contracts may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders as ordinary income. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. Such acceleration or recharacterization could affect an investor’s tax liability.
Swaps Risk −A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Event Risk −Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. Certain European countries in which the Fund may invest have recently experienced significant volatility in financial markets and may continue to do so in the future. The impact of the United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk −The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the

Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. remain near historic lows and the Federal Reserve Board has begun, and may continue, to raise interest rates. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact Fund performance.
Restricted Securities Risk −Restricted securities are subject to the risk that they may be difficult to sell at the time and price the Fund prefers.
Volatility Risk −The Fund's investments may fluctuate in value over a short period of time. This may cause the Fund’s net asset value per share to experience significant changes in value over short periods of time.
Active Investment Management Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.
Large Shareholder Transaction Risk −The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Such redemptions may cause the Fund to sell securities at times when it would not otherwise do so or borrow money (at a cost to the Fund), which may negatively impact the Fund's performance and liquidity. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Past Performance. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. The returns:
•
Assume reinvestment of all dividends and distributions

•
Include the Fund’s performance when the Fund’s portfolio was managed by a previous sub-adviser

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows how the Fund’s total return has varied from year to year

•
Returns do not include sales charges. If sales charges were reflected, returns would have been lower

•
Shows the returns of Class A shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 4.60% (2nd quarter, 2016)  Lowest -3.88% (4th quarter, 2018)

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Fund's Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2018 (including sales charges)
Share Classes	1 Year	5 Years	Since Inception (9/30/11)
Class A − Return Before Taxes	-3.49%	1.94%	4.14%
– After Taxes on Distributions	-5.69%	-0.10%	2.00%
– After Taxes on Distributions and Sale of Fund Shares	-2.04%	0.57%	2.26%
Share Classes (Return Before Taxes)
Class C	-2.16%	1.80%	3.80%
Class I	-0.33%	2.80%	4.84%
Class R3	-0.81%	2.27%	4.25%
Class R4	-0.53%	2.57%	4.56%
Class R5	-0.25%	3.07%	5.01%
Class Y	-0.24%	2.88%	4.87%
Class F	-0.24%	2.83%	4.86%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	0.44%	3.05%	4.55%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
Portfolio Manager	Title	Involved with Fund Since
David B. Marshak	Managing Director and Fixed Income Portfolio Manager	2012
Jeffrey W. Heuer, CFA	Managing Director and Fixed Income Portfolio Manager	2012
PURCHASE AND SALE OF FUND SHARES. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50	$50
Class R3, Class R4 and Class R5	No minimum initial investment	None
Class Y	$250,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
Class F	$1,000,000 This requirement is waived when the shares are purchased through omnibus accounts (or similar types of accounts).	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares through your financial intermediary. With respect to certain accounts, you may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds to request to sell your shares. For regular mail, please send the request to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060. For overnight mail, please send the request to Hartford Funds, 430 W 7th Street, Suite 219060, Kansas City, MO 64105-1407.

TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
8March 1, 2019 MFSUM-FRHI_030119